                                                                    Exhibit 99.1

                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

         THIS PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT is made and entered into as of the ____ day of February, 1998, by and between COMPRESSENT CORP., a Florida corporation maintaining its principal offices at 2105 Hamilton Avenue, San Jose, CA 95125 (the "Company"), and CALL NOW, INC., a Florida corporation maintaining its principal offices at 9701 Biscayne Boulevard, Miami, Florida 33138 (the "Purchaser").

         WHEREAS, Purchaser desires to purchase and hold certain equity securities of the Company and the Company desires to sell such securities to Purchaser, all in accordance with, and subject to, the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.  AUTHORIZATION AND SALE OF THE SHARES AND WARRANT.

         1.1 AUTHORIZATION. The Company has authorized the issuance pursuant to the terms and conditions hereof: (i) 56,000 shares (the "Shares") of its convertible preferred stock, par value $0.001 per share (the "Preferred Stock") and (ii) the Company's Warrant to purchase 500,000 shares of the Company's Common Stock (the "Warrant"). Such Shares and Warrant are further described in Exhibit A hereto.

         1.2 PURCHASE AND SALE. Subject to the terms and conditions hereof, the Company will issue and sell to Purchaser, and Purchaser will purchase from the Company, the Shares and the Warrant (collectively, the "Securities") at an aggregate purchase price of $3,500,500 (the "Purchase Price"), of which $3,500,000 shall be allocated to the Shares and $500 shall be allocated to the Warrant.

         2.  CLOSING AND DELIVERY.

         2.1 CLOSING. The closing of the purchase and sale of the Securities (the "Closing") shall be held at the offices of Purchaser on February __, 1998 (the "Closing Date") or at such other time and place as the Company and Purchaser may agree in writing.

         2.2 DELIVERY. At the Closing, subject to the terms and conditions of this Agreement, the Company will deliver to Purchaser the Shares and the Warrant against payment by Purchaser of the Purchase Price in the form of the securities specified in Exhibit B hereto. In the event of any redemption of the Preferred Stock, such securities may be utilized as valued herein.




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         2.3 CONDITIONS. The obligations of each of the parties to this
Agreement to be performed by it shall be subject to the satisfaction, on or before the Closing Date of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made in this Agreement by the other parties hereto, when construed as representations and warranties made as of the Closing Date, shall be true and correct as of the Closing Date except for any changes required, permitted or contemplated by this Agreement or other transactions consented to by the parties to whom the representations and warranties are made, and except for other changes, the aggregate cumulative effect of which upon its financial condition, results of operations, business and financial position, taken as a whole, is not materially adverse.

                  (b) PERFORMANCE OF AGREEMENTS. The other parties and their subsidiaries shall have substantially performed and complied with all material agreements, obligations and restrictions required by this Agreement to be performed or complied with by them or their subsidiaries at or prior to the Closing Date.

                  (c) APPROVAL OF SHAREHOLDERS AND OTHERS. The shareholders of the Company shall have authorized the issuance of the Shares in the manner required by applicable law; all material consents from third parties required to consummate the sale shall have been obtained, and the Company shall have obtained all authorizations and approvals of regulatory bodies or officials necessary to permit the consummation of the sale.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         Except as set forth in Exhibit C attached hereto, the Company hereby represents and warrants to Purchaser as follows (unless the context otherwise requires or admits, references herein to the Company include any Subsidiaries of the Company):

         3.1 ORGANIZATION AND STANDING, ARTICLES AND BYLAWS. The Company is a corporation duly organized and existing under the laws of the State of Florida and its status under such laws is active. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company has furnished Purchaser with copies of its Articles of Incorporation and Bylaws. Said copies are true, correct and complete and contain all amendments through the date of this Agreement.

         3.2 CORPORATE POWER. The Company has now, or will have at the Closing Date, all requisite legal authority and corporate power to enter into this Agreement, to sell the Securities hereunder and to perform its obligations under this Agreement.




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         3.3 SUBSIDIARIES. The Company has no subsidiaries other than Softlink,
Inc. The Company does not own, directly or indirectly, any shares of stock or other equity interests in any other corporation, association, joint venture or business organization.

         3.4 CAPITALIZATION. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, of which there are issued and outstanding 5,612,000 shares and 150,000 shares of Preferred Stock of which none are issued and outstanding. All such outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. There are no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock except as set forth in Exhibit C hereto. All shares heretofore issued have been issued in full compliance with all applicable federal and state securities laws.

         3.5. SEC AND FINANCIAL STATEMENTS. (a) The Company has filed with the SEC all reports, forms, schedules and statements and other documents required to be filed by it (the "SEC Documents"). As of their respective filing dates, (i) the SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and (ii) none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements included in the SEC Documents complied, as of their respective filing dates as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth on Schedule 3.5 and except for liabilities and obligations incurred in the ordinary course of business consistent with past practice since the date of the most recent consolidated balance sheet included in the SEC Documents filed and publicly available prior to the date hereof, neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a balance sheet or in the notes thereto.

         3.6 TAXES. The amount of the provision for liability for taxes on the Company's Balance Sheet is sufficient for the payment of all unpaid federal, state and local income, franchise and property taxes of the Company accrued for or applicable to the period ended on the date of said Balance Sheet and all years and periods prior thereto. The Company has collected or paid all applicable local tax returns, intangible tax returns and other tax returns which are required to be filed by it, and such returns and reports are true and correct. The Company has prepared and filed all Federal, State and County and local income, excise and other tax returns required to be filed by it




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and all such returns are true and correct. The Company has paid all taxes which have become due pursuant to such returns or pursuant to any assessment received by it. The Federal income tax returns of the Company have not been examined by the Internal Revenue Service. The Company has not incurred any tax liabilities other than in the ordinary course of business; there are no tax liens upon any of the properties or assets, real, personal or mixed, tangible or intangible, of the Company, (except for liens of taxes not yet due); and, except as reflected in the Balance Sheet, there are no pending questions relating to, or claims asserted for, taxes or assessments against the Company, and there is no basis for any such question or claim.

         3.7 INSURANCE. The Company has in force and effect and is covered under policies of insurance covering such risks and in amounts adequate for the size and scope of its business.

         3.8 OTHER MATERIAL CONTRACTS AND COMMITMENTS. Set forth in Exhibit 3.18 and delivered to Purchaser are copies of all material contracts, agreements, instruments and other commitments to which the Company is a party and which are not included in other exhibits hereto. Except as included in said Exhibit 3.8 and such other exhibits to this Agreement, the Company is not a party to or bound by any written or oral (a) material contract, agreement or other instrument or understanding creating a liability; (b) material lease, mortgage, pledge, conditional sales contract, security agreement, factoring agreement or other similar agreement with respect to any real or personal property, whether as lessor or lessee or otherwise; (c) material agreement or arrangement for the borrowing of money or for a line of credit; (e) agreement or arrangement any for the sale of the assets of the Company or for the grant of any preferential rights to purchase any of the assets, property or rights of the Company or for the transfer or the assignment thereof other than the ordinary course of business of the Company; (f) guarantee, surety, subordination or other agreement for related type of agreement or arrangement; (g) agreement of any kind with any director or officer or with any associate of any such person; (h) material agreement or commitment for capital expenditures or for the acquisition of fixed assets. As used in this Section 3.18, the term "material" refers to any contract, agreement, commitment, instrument or understanding involving a liability, actual or potential, in excess of $5,000.

         3.9 PERFORMANCE OF OBLIGATIONS. The Company has performed all of the material obligations required to be performed by it and is not in material default under any of the agreements, leases, contracts, or other documents to which it is a party. No party with whom the Company has an agreement or commitment is in material default thereof. As used in this Section 3.9, the term "material" refers to a default involving more than $500 or which, when aggregated with other defaults, would exceed $2,000, or which would give the nondefaulting party a right to cancel or terminate such defaulted agreement or obligation.

         3.10 CONFLICT. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a breach of, or give rise to, or termination of, or accelerate the maturity of or the performance required by any terms of the Articles of Incorporation or By-laws or any indenture, loan agreement, lease or other agreement or arrangement of the Company, or constitute a default thereunder, or result in the creation of any lien, charge or encumbrance upon any of the assets or properties of the Company.





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         3.11 LITIGATION, ETC. There is no investigation by any governmental agency or any legal proceedings pending, or to the best knowledge of the Seller, threatened against the Company, or the property, assets or good will thereof, and there is no out-standing order, writ, injunction or decree of any court or governmental agency against or affecting the Company, or against or affecting its business, property, assets, good will or common stock.

         3.12 COMPLIANCE WITH LAWS. The Company has complied in all material respects with all laws, regulations and orders applicable to the conduct of its business, and the Company possesses all permits, licenses and other approvals and authorizations of all governmental agencies which are necessary to the conduct of its business and all said permits, licenses and other approvals and authorizations are in full force and effect. The Company has not received any notice of, and is not aware of any material violation of, any law, rule, regulation or ordinance concerning zoning, environmental regulation, hazardous substances or of any law, order, regulation or requirement relating to the operation of its business which remains uncured or which has not been dismissed.

         3.13 RECENT TRANSACTIONS. Except as shown on the Exhibits delivered in connection herewith, the business of the Company has been conducted diligently and only in the ordinary course and the Company has not (a) incurred or become subject to any obligation or liability (absolute or contingent) except current liabilities incurred in the ordinary course of business of the Company and under contracts entered into in the ordinary course of business of the Company, none of which involves potential liability in excess of $5,000 or is not cancelable in thirty days or less notice without penalty or liquidated damages; (b) discharged or satisfied any lien or encumbrance or paid any obligation (tangible or intangible) other than liabilities shown on the Balance Sheet and current liabilities incurred since the date of the said Balance Sheet in the ordinary course of business of the Company; (c) mortgaged, pledged or subjected to lien, charge or any other encumbrance, any of its assets, real or personal tangible or intangible; (d) sold or transferred any of its assets, property or rights or cancelled any debts or claims except in each case in the ordinary course of business of the Company, or entered into any agreement or arrangement granting any preferential rights to purchase any of its assets, property or rights or which requires consent of any third party to the transfer and assignment of any of its assets, property or rights; (e) suffered any extraordinary losses (whether or not covered by insurance) or waived any rights of substantial value;
(f) made or permitted any amendment or termination of any contract, agreement or license to which it is a party, otherwise than in the ordinary course of business; (g) through negotiation or otherwise, made any commitment or incurred any liability to any labor organization; (h) made capital expenditures or entered into agreements therefor aggregating more than $5,000; (i) issued any stock, bonds or any other corporate securities or granted any options, warrants or other rights calling for the issuance thereof; (j) amended its Articles of Incorporation or By-Laws.

         3.14 WARRANTIES. There are no pending claims against the Company or its insurers for breach of any warranty or with respect to liability for defective products or services.

         3.15 BROKERS AND FINDER. The Company has not entered into an agreement with any person, firm or corporation, or become indirectly a party to any such agreement nor has it taken any action or is it aware of any facts which would result in the assertion of any liability or claim for the




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payment of any commission, brokerage or finder's fee in connection with the execution of this Agreement or the consummation of transactions contemplated herein.

         3.16 DISCLOSURE. All material facts regarding the assets, business, operations, financial condition and prospects of the Company are reflected in the Balance Sheet, or have been disclosed herein, or have been disclosed to Purchaser in writing set forth as Exhibit 3.16 hereto. No representation or warranty by the Company contained in this agreement and no statement contained in any certificate, schedule, exhibit, list or other writing furnished to Purchaser pursuant to the provisions hereof or in connection with the negotiation hereof, contains any untrue statement of any material fact or omits to state a material fact necessary in order to make the statements herein not misleading.

         3.17 UPDATE. The Company will promptly advise the Purchaser in writing of any changes in any of the representations, warranties or Exhibits herein and these representations and warranties shall be true and correct as of the date of the Closing as well as the date hereof, and the Company will provide Purchaser with quarterly and annual balance sheets and income statements of the Company from the date hereof until the Purchaser no longer owns any securities of the Company.

         4.  SECURITIES ACT.

         4.01 INVESTMENT REPRESENTATION. Purchaser acknowledges that the Company's Securities issuable pursuant to this Agreement will not have been registered under the Securities Act of 1933 (the Securities Act") and that the Securities must be held indefinitely unless subsequently registered thereunder or an exemption from registration is available. Purchaser represents and warrants to Company that (i) Purchaser will acquire such Securities for investment, and not with a view to the distribution thereof within the meaning of the Securities Act, (ii) Purchaser will acquire such Securities for its own account and has not offered, and as of the Closing Date will not have offered and does not intend to offer any participation or interest of any kind in such Securities to any other person and (iii) the purchase of the Securities constitutes an investment decision of an amount and type consistent with such Purchaser's investment practices and objectives. Purchaser acknowledges that the Company has offered it access to all information, financial and otherwise, regarding the Company deemed relevant by Purchaser to its investment decision and an opportunity to discuss such information with officers and employees of the Company and to examine the Company's books and records.

         4.02 LEGENDING OF SECURITIES. The Securities issuable hereunder shall not be transferable except upon the conditions specified in this Section 4, which conditions are intended to insure compliance with the provisions of the Securities Act in respect of the transfer of any such Securities.

         Each certificate for a Security issued to Purchaser, and each certificate for a Security issued to subsequent transferees of Purchaser, shall (unless otherwise permitted by this Section 4) be stamped or otherwise imprinted in substantially the following form:




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                  "The transfer of the shares represented by this certificate is subject to compliance with the conditions specified in an Agreement, a copy of which is on file at the office of the Corporation, and no transfer of such shares shall be valid or effective until such conditions have been fulfilled."

         4.03 RESTRICTIONS ON TRANSFERABILITY. Purchaser and any subsequent holder of a certificate of Securities bearing the restrictive legend set forth in Section 4.02 (hereinafter in this Section 4 called the "Holder") by acceptance thereof agrees, prior to any transfer or attempted transfer of such Security, to give written notice to the Company of such Holder's intention to effect such transfer (the "notice of transfer"). Each such notice of transfer shall describe the manner and circumstances of the proposed transfer in reasonable detail and shall contain an undertaking by the person giving such notice to furnish such further information as may reasonably be required by the Company or counsel referred to below. Promptly upon receiving any such notice of transfer, the following provisions shall apply:

                  (i) If such notice of transfer does not include an opinion of counsel for the Holder concerning the transferability of the Securities without registration under the Securities Act, the Company shall promptly submit copies of the notice of transfer to its counsel. If in the opinion of such counsel, the proposed transfer of such Security may be effected without registration under the Securities Act, the Company shall as promptly as is practicable so notify the Holder and the transfer agent of such Security and such Holder shall thereupon be entitled to transfer such Security in accordance with the terms of the notice delivered by such Holder to the Company. Each certificate representing a Security issued upon the transfer of any such Security shall bear the restrictive legend set forth above if in the opinion of such counsel such legend is required in order to insure compliance with the applicable provisions of the Securities Act;

                  (ii) If, in the opinion of such counsel, the proposed transfer of such Security may not be effected without registration under the Securities Act, the Company shall as promptly as is practicable so notify the Holder. The Holder thereof, agrees, as to such Security, by acceptance thereof, that if the proposed transfer cannot, in the reasonable opinion of such counsel, be effected without registration under the Securities Act, such Holder will not transfer such Security unless it has been registered under the Securities Act, or unless the staff of the Securities and Exchange Commission has stated in writing that it would raise no objection with respect to the proposed transfer. The restrictions imposed by this Section 4 upon the transferability of any particular Security shall cease and terminate concurrently with the sale or other disposition thereof pursuant to and in the manner contemplated by an effective registration statement under the Securities Act, or pursuant to and in accordance with Rule 144 promulgated under the Securities Act (or any similar rule or regulation hereafter promulgated). Whenever the restrictions imposed by the
         Section 4 shall terminate, as hereinabove provided, the Holder of any Security as to which such restrictions shall have terminated shall be entitled to receive from the Company one or more new certificates of such Security not bearing the restrictive legend set forth above and not containing any other reference to the restrictions imposed by this
         Section 4.




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                  (iii) If the Holder delivers with the notice of transfer an opinion of Holder's counsel confirming the transferability of the Securities without registration under the Securities Act, the Company shall as promptly as is practicable so notify the transfer agent, if any, of such Security and such Holder shall thereupon be entitled to immediately receive from the Company one or more new certificates of such Security not bearing the restrictive legend set forth above and not containing any other reference to the restrictions imposed by this Section

         4. REGISTRATION RIGHTS. Upon request of purchaser the Company will register under the Securities Act for sale by purchaser or its assignees of the Securities (including Common Stock issuable on exercise of the Warrant). All expenses of such registration, other than commissions of broker/dealers shall be paid by the Company.

         5. CONDUCT OF THE BUSINESS OF THE COMPANY.

         5.01 As long as the Purchaser owns any of the Securities, including any Common Stock issuable on exercise of the Warrant the Company will:

                  (i) Establish and maintain adequate internal accounting controls.

                  (ii) Give Purchaser and its counsel, accountants and other representatives full access during normal business hours to all of the properties, personnel, books, tax returns, contracts, commitments and records of the Company and the Purchaser shall be furnished with all such documents and information with respect to the affairs of the Company as Purchaser or its counsel or accountants may from time to time reasonably request. Such inspection shall not extend to the confidential product development areas which the Company protects as trade secrets.

                  (iii) Give the Purchaser five (5) days' prior written notice of all meetings of the Board of Directors and any committee of the Board of the Company and allow the Purchaser through its authorized representative to attend and observe at any such meeting. Copies of the minutes of all such meetings shall be delivered to the Purchaser within ten (10) days after the date of each such meeting. Company will not amend its Articles of Incorporation of By-laws without the consent of the holders of a majority of the outstanding Preferred Stock.

                  (iv) Deliver to the Purchaser copies of all actions of the Board of Directors and any committee of the Board or the shareholders taken by written consent without a meeting within five (5) days after the effective date of such action.

                  (v) Utilize the funds of the Company only for valid business purposes on behalf of the Company. Deliver a copy of the Company's check register showing disposition of the funds of the Company in reasonable detail to the Purchaser upon request. All disbursements of funds of the Company in excess of $250 shall require two signatures authorized by the Board of Directors and approved by Purchaser.




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                  (vi) Provide Purchaser with quarterly and annual balance
sheets and income statements of the Company from the date hereof within 45 days after the end of the first three fiscal quarters of each fiscal year and within 90 days after the end of each fiscal year and file all statements and reports with the SEC required under the Securities Exchange Act of 1934.

                  (vii) Company will not issue any additional shares of its Common Stock or any warrants, options or securities convertible into its Common Stock without the written consent of Purchaser.

         6.  MISCELLANEOUS.

         6.01 NOTICES. All notices, requests, demands, or other communications hereunder shall be in writing and shall be deemed to have been duly given when sent by certified mail, return receipt requested:

                  (i) If to Purchaser, addressed to:

                           Call Now, Inc.
                           P.O. Box 531399
                           Miami Shores, FL 33153
                           Attention:  William M. Allen

                  (ii) If to Company, addressed to:

                           Compressent Corporation
                           2105 Hamilton Avenue, Suite 140
                           San Jose, CA 95125-5900

or such other address as the parties shall designate by notice given as provided herein.

         6.02 PUBLIC ANNOUNCEMENTS. The parties shall consult with each other with respect to any public announcement of the transactions provided for herein and no such public announcement shall be made by the Company unless the same shall be approved in advance in writing by Purchaser.

         6.03 EXPENSES. Except as otherwise expressly provided herein, each of the parties hereto shall pay its own fees and expenses incident to the negotiation, preparation, execution and consummation of this Agreement, including all fees and expenses of their respective counsel and accountants incurred in connection with this Agreement and all other agreements, documents, certificates, applications and other instruments prepared in connection herewith.

         6.04 SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, and Purchaser and its successors and assigns.





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

         6.05 LAW TO APPLY. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida, and the parties hereby agree that any action, suit or other legal proceeding by any party concerning this Agreement or the construction or enforcement thereof shall be brought only in a court of appropriate jurisdiction in the State of Florida.

         6.06 ASSIGNMENT. This Agreement shall not be assignable by any party hereto without the prior written consent of the other parties hereto.

         6.07 ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior arrangements, proposals or understandings, written or oral, by or among any of the parties hereto with respect to such purchase and sale or other transactions, which arrangements, proposals and understandings shall be of no further force and effect. No waiver, amendment or modification of this Agreement shall be effective for any purpose unless the same shall be in writing signed by all of the parties hereto or their successors in interest.

         6.08 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         6.09 SECTION HEADINGS. The section headings herein are for convenience only and shall not affect the construction hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                                           CALL NOW, INC.



                                           By:
                                               ---------------------------------
                                                   William  M. Allen
                                                   Chairman


                                           COMPRESSENT CORP.




                                           By:
                                               ---------------------------------
                                                   Won Gil Choe
                                                   President




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                          CERTIFICATE OF DESIGNATION OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                             COMPRESSENT CORPORATION

         It is hereby certified that:

         1. The name of the Company (hereinafter called the "Company") is COMPRESSENT CORPORATION.

         2. The Certificate of Incorporation of the Company (the "Certificate of Incorporation") authorize the issuance of One Hundred Fifty Thousand (150,000) shares of preferred stock, $.001 par value per share, and expressly vests in the Board of Directors of the Company the authority provided therein to issue any or all undesignated preferred shares in one or more series and by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

         3. The Board of Directors of the Company, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a series of preferred stock to be designated as "Series A Convertible Preferred Stock":

         RESOLVED, that 56,000 authorized but undesignated shares of preferred stock of the Company shall be designated Series A Convertible Preferred Stock, $.001 par value per share, and shall possess the rights and preferences set forth below:

         Section 1. Designation and Amount. 80,000 shares of the Company's authorized but undesignated preferred stock shall be designated as Series A Convertible Preferred Stock (the "Series A Convertible Preferred Stock") par value $.001 per share. The Series A Convertible Preferred Stock shall have a stated value of $62.50 per share (the "Original Series A Convertible Issue Price").

         Section 2. Rank. The Series A Convertible Preferred Stock shall rank prior to all of the Company's Common Stock ("Common Stock") and prior to any class or series of capital stock of the Company (collectively with the Common Stock, the "Junior Securities") in each case as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

         Section 3. Dividends. The holders of the then outstanding Series A Convertible Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, cumulative dividends at the annual rate of $3.72 per share, payable in cash annually on each January 1, April 1, July 1, October 1, commencing on April 1, 1998. Such dividends shall accrue on each share from original issue date and shall accrue from day to day, whether or not earned or declared. Such dividends shall be cumulative so that if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution shall be paid on or declared and set apart for the Junior Securities. Any accumulation of dividends on the Series A Convertible Preferred Stock shall not bear interest.

         Section 4.  Liquidation Preference.

                  (a) In the event of any liquidation, dissolution or winding up of the Company ("Liquidation Event"), either voluntary or involuntary, the Holders of shares of Series A Convertible Preferred Stock shall be entitled to receive, immediately after any distributions to Senior Securities required by the Company's Certificate of Incorporation or any certificate of designation, and prior in preference to any distribution to Junior Securities but in parity with any distribution to Parity Securities, an amount per share equal to the sum of (i) $62.50 and (ii) all accrued and unpaid dividends thereon, whether or not earned or declared, and no more. If upon the occurrence of such event, and after payment in full of the preferential amounts with respect to the Senior Securities, the assets and funds available to be distributed among the Holders of the Series A Convertible Preferred Stock shall be insufficient to permit the payment to such Holders of the full preferential amounts due to the Holders of the Series A Convertible Preferred Stock then the entire assets and funds of the Company legally available for distribution shall be distributed among the Holders of the Series A Convertible Preferred Stock, pro rata, based on the respective liquidation amounts to which the Holders of each such series are entitled by the Company's Articles of Incorporation and any certificate(s) of designation relating thereto. A Business Combination Event shall be considered a Liquidation Event unless otherwise agreed by the Holders of the Series A Convertible Preferred Stock.

                  (b) Upon the completion of the distribution required by subsection 4(a), if assets remain in this Company, they shall be distributed to holders of Junior Securities in accordance with the Company's Articles of Incorporation including any duly adopted certificate(s) of designation.

         Section 5. Conversion. The record Holders of this Series A Convertible Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                   (a) Right to Convert. Each record Holder of Series A Convertible Preferred Stock shall be entitled (at the times set forth below) to convert (in multiples of one preferred share) any or all of the shares of Series A Convertible Preferred Stock held by such Holder at any time into ten (10) fully-paid and non-assessable shares of Common Stock of the Company.

                  (b) Mechanics of Conversion. Before any holder of Series A Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Common Stock, and shall give written notice to the Company at such office that he elects to convert the same and shall state therein the number of shares of Series A Convertible Preferred Stock being converted. Thereupon the Company shall promptly issue and deliver at such office to such holder of

Series A Convertible Preferred Stock a certificate or certificates for the number of shares of Common Stock to which he shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Convertible Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                    (i) Lost or Stolen Certificates. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company and its Transfer Agent, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, Company shall not be obligated to re-issue such lost or stolen Preferred Stock Certificates if Holder contemporaneously requests Company to convert such Series A Convertible Preferred Stock into Common Stock.

                    (ii) No Fractional Shares. If any conversion of the Series A Convertible Preferred Stock would create a fractional share of Common Stock to a holder or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, shall be the next higher number of shares, or the Company may at its option pay cash equal to fair value of the fractional share based on the fair market value of one share of the Company's Common Stock on the date of conversion, as determined in good faith by the Board of Directors.

               (c) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series A Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Series A Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Convertible Preferred Stock, the Company will immediately take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          (d)  Adjustment to Conversion Rate.

               (i) Adjustment Due to Stock Split, Stock Dividend, Etc. If, prior to the conversion of all of the Series A Convertible Preferred Stock, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the Conversion Rate shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Conversion Rate shall be proportionately increased.

               (ii) Adjustment Due to Merger, Consolidation, Etc. If, prior to the conversion of all Series A Convertible Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity or, as a result of any such transaction the outstanding shares of Common Stock is increased by 20% or more (each a "Business Combination Event"), then the Holders of Series A Convertible Preferred Stock shall thereafter have the right to receive upon conversion of Series A Convertible Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets which the Holder would have been entitled to receive in such transaction had the Series A Convertible Preferred Stock been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Series A Convertible Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Rate and of the number of shares issuable upon conversion of the Series A Convertible Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof.

               (iii) No Fractional Shares. If any adjustment under this Section 5(e) would require the issuance of a fractional share of Common Stock to a holder, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher full number of shares.

         (e) Effect on Accrued and Unpaid Dividends. In the event that any shares of Series A Convertible Preferred Stock shall be converted into Common Stock, no accrued and unpaid dividends on such converted Series A Convertible Preferred Stock shall be paid upon or after such conversion.

     Section 6.  Redemption by Company.

          (a) Company's Right to Redeem at its Election. At any time, commencing after ninety (90) days after the Last Closing Date, the Company shall have the right, in its sole discretion, to redeem ("Redemption at Company's Election"), from time to time, any or all of the Series A Convertible Preferred Stock; provided (i) Company shall first provide thirty (30) days advance written notice as provided in subparagraph 6(b)(ii) below (which can be given beginning on the ninety first (91st) day after the Last Closing Date). If the Company elects to redeem some, but not all, of the Series A Convertible Preferred Stock, the Company shall redeem a pro-rata amount from each Holder of the Series A Convertible Preferred Stock.

                  (i) Redemption Price At Company's Election. The "Redemption Price at Company's Election" shall be an amount per share equal to the sum of
(i) $100.00 and (ii) all accrued and unpaid dividends thereon, whether or not earned or declared

                  (ii) Mechanics of Redemption at Company's Election. The Company shall effect each such redemption by giving at least thirty (30) days prior written notice ("Notice of Redemption At Company's Election") to the Holders of the Series A Convertible Preferred Stock selected for redemption, by first class, mail, postage prepaid at the address. Election shall indicate (i) the number of shares of Series A Convertible Preferred Stock that have been selected for redemption, (ii) the date which such redemption is to become effective (the "Date of Redemption At Company's Election") and (iii) the applicable Redemption Price At Company's Election, as defined in (a)(i) above. Notwithstanding the above, Holder may convert into Common Stock, prior to the close of business on the Date of Redemption at Company's Election, any Series A Convertible Preferred Stock which it is otherwise entitled to convert.

         (c) Company Must Have Immediately Available Funds or Credit Facilities. The Company shall not be entitled to effect any redemption or begin any redemption procedure (including the delivery of any notice required by this Section 6) under Section 6(a) or Section 6(b) unless it has:

                  (i) the full amount of the redemption price in cash, available in a demand or other immediately available account in a bank or similar financial institution; or

                  (ii) immediately available credit facilities, in the full amount of the redemption price with a bank or similar financial institution; or

                  (iii) an agreement with any underwriter willing to purchase from the Company a sufficient number of shares of stock to provide proceeds necessary to redeem any stock that is not converted prior to redemption; or

                  (iv) a combination of the items set forth in (i), (ii) and
(iii) above, aggregating the full amount of the redemption price.

          (d)  Payment of Redemption Price.

          Each Holder submitting Preferred Stock being redeemed under this
Section 6 shall send its Series A Convertible Preferred Stock Certificates so redeemed to the Transfer Agent, and the Company shall pay the applicable redemption price to that Holder by within five (5) business days of the Company's receipt of Preferred Stock Certificates representing the Series A Convertible Preferred Stock to be redeemed. The Company shall not be obligated to deliver the redemption price unless the Preferred Stock Certificates so redeemed are delivered to the Transfer Agent, or, in the event one or more certificates have been lost, stolen, mutilated or destroyed, the Holder has complied with Section 5(b)(i).

         Section 7. Voting Rights. The Holders of the Series A Convertible Preferred Stock shall initially have no voting power whatsoever, and no Holder of Series A Convertible Preferred Stock shall vote or otherwise participate in any proceeding in which actions shall be taken by the Company or the shareholders thereof or be entitled to notification as to any meeting of the shareholders except as otherwise provided by the Florida Business Corporation Act ("Florida Law"); provided, however, the holders of the shares of Series A Convertible Preferred Stock shall be entitled to elect two members of the Board of Directors of the Company.

         To the extent that under Florida Law the vote of the Holders of the Series A Convertible Preferred Stock, voting separately as a class, is required to authorize a given action of the Company, the affirmative vote or consent of the Holders of at least a majority of the shares of the Series A Convertible Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series A Convertible Preferred Stock (except as otherwise may be required under Florida Law) shall constitute the approval of such action by the class. To the extent that under Florida Law the Holders of the Series A Convertible Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series A Convertible Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of stockholders as the date as of which the Conversion Rate is calculated. Holders of the Series A Convertible Preferred Stock shall be entitled to notice of all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Company's by-laws and applicable statutes.

         Section 8. In the event Holders of at least seventy five percent (75%) of the then outstanding shares of Series A Convertible Preferred Stock and at least seventy five percent (75%) of the then outstanding Holders agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series A Convertible Preferred Stock, pursuant to subsection (a) above, so as to affect the Series A Convertible Preferred Stock, then the Corporation will deliver notice of such approved change to the Holders of the Series A Convertible Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of thirty (30) days to convert pursuant to the terms of this Certificate of Designation as they exist prior to such alteration or change (notwithstanding the holding requirements set forth in Section 5(a) hereof), or continue to hold their shares of Series A Convertible Preferred Stock subject to the altered rights, preferences or privileges.





Signed on             , 1998.
          ------------




                                              ---------------------------------

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE ACT.

Void after 5:00 P.M., West Coast Time, on February 3, 2001

                             STOCK PURCHASE WARRANT

         For the purchase of 500,000 shares of common stock of COMPRESSENT CORPORATION, par value $.001 per share (a Florida corporation).

         This is to certify that, for value received, CALL NOW, INC., or assigns, are entitled, subject to the terms and conditions hereinafter set forth, at or before 5:00 P.M. on February 3, 2001, to purchase 500,000 shares of the common stock of COMPRESSENT CORPORATION, $.001 par value per share, from the said corporation, for the purchase price of $6.25 per share, and to receive a certificate or certificates for the common stock so purchased upon presentation and surrender to the corporation of this warrant with payment of the purchase price for each share purchased; provided, however, that in the event that this warrant is exercised more than one (1) year after the original issue date, the exercise price shall be the lower of the foregoing price or the average of the closing bid and asked price of such common stock for the three (3) trading days immediately preceding such exercise.

         (a) The Corporation covenants and agrees that all shares which may be delivered upon the exercise of this warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof, and shall be fully paid and nonassessable.

         (b) The purchase rights represented by this warrant are exercisable at the option of the holder hereof in whole or in part from time to time within the period specified above. In case of the purchase of less than all of the shares purchasable under this warrant, the corporation will cancel this warrant upon the surrender hereof and shall execute and deliver a new warrant for the balance of the shares purchasable hereunder.

         (c) The number of shares purchasable upon the exercise of this warrant and the purchase price per share shall be subject to adjustment from time to time as set forth herein.

         (d) If the outstanding shares of common stock of the corporation are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which this warrant relates. Such adjustment shall be made without change in the total price applicable to the unexercised portion of this warrant, but with a corresponding adjustment in the price of each share subject to the warrant.

         (e) If there shall be any adjustment as provided above, the corporation shall forthwith cause written notice to be sent to the initial holder of this warrant at the address of such holder shown on the books of the corporation, which notice shall be accompanied by a statement setting forth in reasonable detail the facts requiring any such adjustment and the warrant price and number of shares purchasable after such adjustment, as the case may be.

         (f) This warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the corporation unless and until this warrant shall be exercised.

         IN WITNESS WHEREOF, the corporation has caused this warrant to be executed by the signatures of its duly authorized officers and its corporate seal hereunto affixed.


                                              COMPRESSENT CORPORATION



                                              By:
                                                  -----------------------------
                                                      President



                                              Attest:



Dated: February 3, 1998                       ----------------------------------
                                                       Secretary




                                       3